EXHIBIT 13.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) and (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

The certification set forth below is being submitted in connection with the Annual Report on Form 20-F for the year ended December 31, 2006 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

David R. Brennan, the Chief Executive Officer and Jonathan Richard Symonds, the Chief Financial Officer of AstraZeneca PLC, each certify that, to the best of his knowledge:

1.     the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AstraZeneca PLC.

March 27, 2007

/s/ David R. Brennan
David R. Brennan,
Chief Executive Officer, AstraZeneca PLC

/s/ J.R. Symonds
J.R. Symonds,
Chief Financial Officer, AstraZeneca PLC